Note 17 - Share Capital	12 Months Ended
Oct. 31, 2013
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]

17.     Share Capital

As of October 31, 2013, the authorized share capital of the Company consists of unlimited common shares. The common shares are voting and are entitled to dividends if and when declared by the Company’s Board of Directors.

Summary of share capital

	Common Shares
(number of shares in thousands)	Number	Amount
Balance as of October 31, 2010	67,238	$273,859
Repurchased and cancelled	(4,860)	(19,775)
Other	-	(8)
Balance as of October 31, 2011	62,378	254,076
Repurchased and cancelled	(469)	(1,911)
Other	-	3
Balance as of October 31, 2012	61,909	252,168
Repurchased and cancelled	-	-
Other	-	-
Balance as of October 31, 2013	61,909	$252,168

During fiscal 2013, there were no cash dividends declared or paid as the Company discontinued its dividend payments during the fourth quarter of fiscal 2012. During the fourth quarter of fiscal 2012, the Company also ceased repurchasing shares under a 2012 NCIB and cancelled the bid.

During fiscal 2012, the Company repurchased and cancelled 71,120 and 398,500 common shares for a total cost of $0.5 million and $3.5 million, respectively, under its 2012 and 2011 normal course issuer bid (NCIB). The Company repurchased 71,120 and 5,258,632 shares cumulatively under the 2012 and 2011 NCIB, respectively.

In December 2011, March and June 2012 the Company declared quarterly dividends at $0.10 per share, which were paid on January 3, April 5 and July 3, 2012 each in the amount of $6.2 million to the Company’s shareholders of record on December 23, 2011, March 21 and June 18, 2012, respectively.